 UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 E. Randolph St.
Suite 1000
Chicago,	IL	60601
(Address of principal executive offices)		(Zip Code)

(312) 819-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	HRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Emerging growth company (Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark of the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Hill-Rom Holdings, Inc.'s Annual Meeting of Shareholders was held on February 25, 2020.

The Company's shareholders voted on the following four proposals and cast their votes as set forth below.

1.
The first proposal voted upon was the election of eleven directors for a one-year term ending at the Company's annual meeting of shareholders in 2021. The eleven persons nominated by the Company's Board of Directors received the following votes and were elected:

	For	Withheld/Against	Broker Non-Votes
William G. Dempsey	55,170,334	129,063	4,866,565
Gary L. Ellis	55,027,864	271,533	4,866,565
Stacy Enxing Seng	55,045,348	254,049	4,866,565
Mary Garrett	55,184,639	114,758	4,866,565
James R. Giertz	55,119,873	179,524	4,866,565
John P. Groetelaars	55,231,892	67,505	4,866,565
William H. Kucheman	55,076,383	223,014	4,866,565
Ronald A. Malone	54,740,562	558,835	4,866,565
Gregory J. Moore	55,237,383	62,014	4,866,565
Felicia F. Norwood	55,237,538	61,859	4,866,565
Nancy M. Schlichting	54,988,406	310,991	4,866,565

2.
The second proposal was a non-binding advisory vote to approve of the compensation of the executives disclosed in the Company's proxy statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
52,214,982	2,991,752	92,663	4,866,565

3.
The third proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2020. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
56,232,196	3,893,110	40,656	N/A

4.
The fourth proposal voted upon was to approve of an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by an additional 1,000,000 shares. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
54,653,352	443,917	202,128	4,866,565

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: February 25, 2020	By:	/s/ Deborah M. Rasin

	Name: Title:	Deborah M. Rasin Senior Vice President Chief Legal Officer and Secretary